SECURITIES AND EXCHANGE COMMISSION
                                               WASHINGTON, DC 20549



                                                     FORM 8-K

                                                  CURRENT REPORT
                                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                                            SECURITIES AND EXCHANGE ACT


         Date of report (Date of earliest event reported): May 18, 2001
                                                           ------------


                                              DATAMETRICS CORPORATION
                                              -----------------------
                           (Exact Name of Registrant as Specified in Charter)


   Delaware                           8567                    95-3545701
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(State or Other Jurisdiction     (Commission               (IRS Employer
  of Incorporation)              File Number)            Identification No.)

1717 Diplomacy Row, Orlando, Florida                                 32809
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(Address of Principal Executive Offices)                          (Zip Code)


  Registrant's telephone number, including area code:   (407) 251-4577
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Item 4.  Other Events.

     On June 4, 2001, after approval by the Board of Directors of the Company, Mr. Daniel Bertram was appointed to serve as the Company's President and Chief Executive Officer. Mr. Bertram replaced Mr. Vincent Cahill who resigned as an officer of the Company on May 18, 2001. Mr. Cahill resigned from the Company in order to pursue new opportunities developing digital printing for industrial applications.

         On June 1, 2001, Mr. Larry Silverman, the Company's Chief Financial Officer, also resigned as an officer of the Company. The Company is interviewing potential candidates, however, no successor to Mr. Silverman has been appointed as of yet.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits:

     1. Bloomberg Professional Press Release dated June 4, 2001 announcing both the resignation of Mr. Cahill and the appointment of Mr. Bertram.


                                                    SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


June 21, 2001                                    DATAMETRICS, INC.

                                                     By: /s/ Gary Herman
                                                        -----------------
                                                     Gary Herman, Secretary






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                                                     EXHIBIT A

     Daniel  Bertram   Appointed   President  and  Chief  Executive  Officer  of
Datametrics Corporation

         Business Editors

         ORLANDO, Fla.--(BUSINESS WIRE)--June 4, 2001--Daniel Bertram was appointed President and Chief Executive Officer of Datametrics Corporation, (OTCBB:DMTR) it was announced today by its Chairman, Bruce Galloway.

         Bertram succeeds Vince Cahill who has resigned as the Corporation's Chief Executive Officer and President to pursue new opportunities developing digital printing for industrial applications.

         Bertram had previously served as the Vice President of Sales and Marketing for Datametrics Corporation. He has a long record of successes that he brings to the organization. He has helped companies, such as Conesys, develop effective marketing, sales, and organizational strategies. He has served as Vice President for Sales and Customer Support for Staefa Control System (now a Siemens Company). Prior to his work at Staefa, he served as Regional Distribution Manager for Telemecanique/Square D, a U.S. subsidiary of Schneider Electric, France, and he was also Northeast Regional Marketing Manager for Leroy-Somer, Inc. (now a division of Emerson Electric). Mr. Bertram holds a Master of Arts in Industrial/Organizational Psychology from Pepperdine University, and a Bachelor of Arts from Marquette University.

         Mr. Galloway expressed his confidence in Mr. Bertram. "Daniel Bertram has both the vision for making Datametrics successful and the training to accomplish it. He and Cal Leone (COO) form a strong coordinated leadership that can carry this Company the rest of the way to sustainable profitability. The blend of Cal's engineering prowess, experience and people skills with Daniel's planning and marketing acumen along with the experience and skill of the Company's trained staff create a very potent force for attracting sales and satisfying customers," he said.

     Mr. Galloway also thanked Mr. Cahill for his service on behalf of the Company during its restructuring periods; "Vince Cahill has labored diligently to put this company back on the road to success."

         Datametrics Corporation is a leader in ruggedized computers, printers, and integrated systems for government, defense and aerospace markets. Datametrics also specializes in designing, developing and manufacturing high-speed color, non-impact printers/plotters for specialized industrial applications. Datametrics Corporation has operations in Florida, New Jersey, and New York.

         Except for the historical information contained herein, the matters discussed in this press release are forward-looking statements made pursuant to the safe harbor provisions of the Private



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Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties, such as quarterly fluctuations in operating results, the timely availability of new products, the impact of competitive products and pricing, and other risks detailed in the Company's filing with the Securities and Exchange Commission, including the Company's Form 10-K for the fiscal year ended October 29, 2000. These risks and uncertainties could cause actual results to differ materially from any forward-looking statements made in this press release.

         --30--sds/ny*

         CONTACT:          Datametrics Corporation
                           Cal Leone, 407/251-4577
                           Cleone@datametricscorp.com

         KEYWORD:          FLORIDA NEW JERSEY




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